EXHIBIT 10.15.7

                        SECOND  AMENDMENT  dated as of December 28, 1999

                        (this   "Second   Amendment"),   to  the  Credit
                                 ------   ---------
                        Agreement   dated  as  of  June  30,   1998  (as

                        amended,   the   "Credit   Agreement"),    among
                                          ------   ---------
                        AnnTaylor,  Inc.,  a Delaware  corporation  (the

                        "Borrower"),  Bank of America National Trust and
                         --------
                        Savings  Association,   now  known  as  Bank  of

                        America,  N.A.  ("Bank of  America"),  Citibank,
                                          ---- --  -------
                        N.A.  ("Citibank"),  First Union  National  Bank
                                --------
                        and  each  of the  other  lenders  party  to the

                        Credit   Agreement,    NationsBanc    Montgomery

                        Securities   LLC,   now  known  as   BancAmerica

                        Securities  LLC, as  Arranger,  Bank of America,

                        as  Administrative  Agent (the  "Administrative
                                                         --------------
                        Agent"),  Citicorp  USA and First Union  Capital
                        -----
                        Markets,  as  Syndication  Agents,  and  Bank of

                        America,   Citibank  and  First  Union  National

                        Bank, as Issuing Banks.



      The Borrower  intends to enter into  Accommodation  Obligations  for the purpose of guaranteeing the performance by AnnTaylor  Retail,  Inc., a direct,

wholly-owned  Restricted  Subsidiary,  formerly known as AnnTaylor  Loft, Inc.

("AnnTaylor Retail") of its obligations  associated with its retail operations
  --------- ------
and  entered  into  in  the  ordinary   course  of  business   (the  "Retail
                                                                      ------
Accommodation Obligations").
-------------------------


      Further, pursuant to the First Amendment to the Credit Agreement,  dated as of  September  7, 1999,  the  Credit  Agreement  was  amended to permit the repurchase by AnnTaylor  Stores  Corporation  ("ATSC") of Common Stock of ATSC
                                                ----
and the  prepayment of  Subordinated  Debt,  collectively  in an amount not to exceed  $40,000,000  (the  "Repurchase").  ATSC has consummated the Repurchase
                            ----------
and in connection  therewith,  the Borrower  wishes to be permitted to declare and pay dividends of up to $40,000,000 (the "Repurchase  Dividend") to ATSC in
                                             ----------  --------
order to pay the consideration with respect to the Repurchase.




      The  Borrower  has  requested  that the Lenders  and the  Administrative

Agent amend the Credit  Agreement (i) to permit the Borrower to enter into the

Retail  Accommodation  Obligations  and (ii) to permit the Borrower to pay the

Repurchase Dividend.



      Capitalized  terms used and not otherwise  defined herein shall have the

meanings   assigned  to  such  terms  in  the  Credit  Agreement  (the  Credit

Agreement,  as amended by, and together with,  this Second  Amendment,  and as hereinafter amended,  modified,  extended or restated from time to time, being called the "Amended Agreement").
           -----------------



      Accordingly, the parties hereto hereby agree as follows:




      SECTION  1.01.  Amendment  to  Section  8.04.  Section  8.04  is  hereby
                      ----------------------------
amended by  deleting  the word "and" at the end of  subsection  (e), by adding the  word  "and"  immediately  following  the  semicolon  (";")  at the end of subsection (f) and by adding the following new subsection (g):


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

            "(g)  guarantees   by  the   Borrower  of   obligations   of

      AnnTaylor Retail,  Inc., a Restricted  Subsidiary of the Borrower,

      not relating to Indebtedness (other than Indebtedness  incurred in relation to clause (d) of the definition of Indebtedness  herein),

      to third  parties with respect to retail  operations  of AnnTaylor

      Retail,  Inc.,  entered  into on an arm's  length basis and in the ordinary course of business."




      SECTION  1.02.  Amendments  to  Section  8.05.  Section  8.05 is  hereby
                      -----------------------------
amended by  deleting  clause (j) in its  entirety  and  replacing  it with the following:



      "(j)  dividends  paid and  declared by the  Borrower to ATSC to fund (i)

any  redemption,  retirement,  sinking  fund or similar  payment,  purchase or other  acquisition  for  value,  direct of  indirect,  of any shares of Common

Stock of ATSC now or hereafter  outstanding  or (ii) any payment or prepayment of  principal  of,  premium,  if any,  or  interest  on,  and any  redemption,

purchase,  retirement  or  defeasance  of, or sinking fund or similar  payment with  respect  to any  Subordinated  Debt;  provided  that  (A) the  aggregate
                                            --------
consideration  paid  pursuant to this clause (j) shall not exceed  $40,000,000 and (B)  immediately  prior to and after giving  effect  thereto,  no Event of

Default shall have occurred and be continuing."



      SECTION  1.03.  Acknowledgment  of the  Repurchase.  The  Administrative
                      ----------------------------------
Agent and the Requisite  Lenders hereby  acknowledge  the  consummation of the

Repurchase effected by ATSC prior to the date hereof.




      SECTION  1.04.  Representations  and  Warranties.  The  Borrower  hereby
                      --------------------------------
represents  and warrants to each Lender,  each Issuing Bank,  the  Syndication

Agents and the  Administrative  Agent, as follows;  provided that the Borrower
                                                    --------
makes  no  representation  as to the  qualification  to do  business  and good standing of  AnnTaylor  Retail as a foreign  corporation  in any  jurisdiction other than that the failure to be so  qualified  and in good  standing has not had a Material Adverse Effect:



            (a)   The   representations  and  warranties  set  forth  in

      Article  V of the  Amended  Agreement,  and  in  each  other  Loan

      Document,  are true and correct in all material respects on and as of  the  date  hereof  and  on  and  as of  the  Second  Amendment

      Effective  Date (as  hereinafter  defined) with the same effect as if made  on and as of the  date  hereof  or the  Second  Amendment

      Effective  Date,  as the case may be,  except to the  extent  such representations  and  warranties  expressly  relate  solely  to an earlier date.




            (b)   The Borrower is in  compliance  with all the terms and

      conditions of the Amended  Agreement and the other Loan  Documents on its part to be  observed or  performed  and no Event of Default has occurred and is continuing.



            (c)   The  execution,   delivery  and   performance  by  the

      Borrower of this Second  Amendment  have been duly  authorized  by the Borrower.



            (d)   This Second  Amendment  constitutes  the legal,  valid

      and binding obligation of the Borrower,  enforceable against it in accordance with its terms.

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


            The execution,  delivery and  performance by the Borrower of

      this  Second   Amendment   will  not  (i)  constitute  a  tortious

      interference  with any Contractual  Obligation of any Person,  any liability  resulting  from  which  would  have  or  be  reasonably expected to have a Material Adverse Effect,  or (ii) conflict with or violate the Borrower's  Certificate of Incorporation or By-Laws

      or (iii) conflict with,  result in a breach of or constitute (with or  without  notice or lapse of time or both) a default  under any

      Requirement of Law or material  Contractual  Obligation of ATSC or of the Borrower or any  Subsidiary  of the Borrower or (iv) result in or require the creation or  imposition  of any Lien  whatsoever upon any of the  properties or assets of ATSC, the Borrower or any

      Subsidiary  of the  Borrower  (other  than  Liens  in favor of the

      Administrative  Agent or the Issuing Banks arising pursuant to the

      Loan Documents or Liens  permitted  pursuant to Section 8.02(b) of

      the  Credit   Agreement),   or  (v)   require   any   approval  of

      stockholders, unless such approval has been obtained.





      SECTION  1.05.   Effectiveness.   This  Second  Amendment  shall  become
                       -------------
effective only upon  satisfaction of the following  conditions  precedent (the first date upon which each such  condition  has been  satisfied  being  herein called the "Second Amendment Effective Date"):
            -------------------------------


            (a)   The  Administrative  Agent  shall have  received  duly

      executed  counterparts of this Second Amendment which,  when taken together,  bear the authorized  signatures of the Borrower and the

      Requisite Lenders.



            (b)   The  Administrative  Agent shall be satisfied that the

      representations  and  warranties set forth in Section 1.04 of this

      Second  Amendment  are true and  correct  on and as of the  Second

      Amendment Effective Date.



            (c)   There   shall  not  be  any  action   pending  or  any

      judgment,  order or  decree  in  effect  that,  in the  reasonable judgment of the Administrative  Agent or the Lenders, is likely to restrain,  prevent or impose  materially  adverse  conditions upon performance by the Borrower of its  obligations  under the Amended

      Agreement.



            (d)   The  Administrative  Agent  shall have  received  such

      other  documents,  legal opinions,  instruments  and  certificates relating  to  this  Second  Amendment  as  they  shall  reasonably request and such other documents, legal opinions,  instruments and certificates  shall be  satisfactory  in form and substance to the

      Administrative  Agent and the  Lenders.  All  corporate  and other proceedings  taken or to be taken in  connection  with this Second

      Amendment and all  documents  incidental  thereto,  whether or not referred to herein,  shall be  satisfactory  in form and substance to the Administrative Agent and the Lenders.



            (e)   The  Borrower  shall  have paid all fees and  expenses

      referred  to in Section  1.07 of this Second  Amendment  for which they have been billed.

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



      SECTION 1.06.  APPLICABLE  LAW. THIS SECOND  AMENDMENT SHALL BE GOVERNED
                     ---------------
BY, AND CONSTRUED AND ENFORCED IN  ACCORDANCE  WITH,  THE LAWS OF THE STATE OF

NEW YORK.



      SECTION  1.07.   Expenses.   The  Borrower   shall  pay  all  reasonable
                       --------
out-of-pocket  expenses  incurred by the  Administrative  Agent in  connection with the  preparation,  negotiations  execution,  delivery and  enforcement of this Second Amendment,  including, but not limited to, the reasonable fees and disbursements of counsel to the Administrative Agent.




      SECTION  1.08.  Counterparts.  This Second  Amendment may be executed in
                      ------------
any number of  counterparts,  each of which shall  constitute  an original but all  of  which  when  taken  together  shall  constitute  but  one  agreement.

Delivery  of an  executed  counterpart  of a  signature  page to  this  Second

Amendment by telecopier shall be effective as delivery of a manually  executed counterpart of this Second Amendment.




      SECTION  1.09.  Loan  Documents.  Except as expressly  set forth herein,
                      ---------------
the amendments  provided  herein shall not by implication or otherwise  limit,

constitute  a waiver of, or  otherwise  affect the rights and  remedies of the

Lenders,  the  Administrative  Agent,  the Issuing Banks or the Arranger under the Amended Agreement or any other Loan Document,  nor shall they constitute a waiver of any Event of Default,  nor shall they alter, modify, amend or in any way affect any of the terms, conditions,  obligations, covenants or agreements contained  in the Amended  Agreement or any other Loan  Document.  Each of the amendments  provided  herein shall apply and be effective only with respect to the  provisions  of the  Amended  Agreement  specifically  referred to by such amendments.  Except as expressly  amended  herein,  the Amended  Agreement and the  other  Loan  Documents  shall  continue  in  full  force  and  effect  in accordance  with the  provisions  thereof.  As used in the Amended  Agreement,

the terms  "Agreement",  "herein",  "hereinafter",  "hereunder",  "hereto" and words of  similar  import  shall  mean,  from and after the date  hereof,  the

Amended Agreement.



                         [signature pages to follow]
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      IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  this  Second

Amendment to be duly executed by duly authorized officers,  all as of the date first above written.





                              ANNTAYLOR, INC., as Borrower


                              By      /s/James Smith
                                      ---------------------
                              Name:      James Smith
                              Title:     Vice President and Controller

--------------------------------------------------------------------------------
                              BANK OF AMERICA, N.A.,
                              as Administrative  Agent, Issuing Bank and as a
                                Lender


                              By      /s/Timothy H. Spanos
                                      --------------------
                              Name:      Timothy H. Spanos
                              Title:     Managing Director



--------------------------------------------------------------------------------
                             AMSOUTH BANK,
                              as a Lender


                              By     /s/Kathleen F. Kerlinger
                                     ------------------------
                              Name:     Kathleen F. Kerlinger
                              Title:    Attorney-In-Fact


--------------------------------------------------------------------------------
                              FIRST UNION  NATIONAL  BANK, as Issuing Bank
                               and as a Lender


                              By    /s/Irene Rosen Marks
                                    --------------------
                              Name:    Irene Rosen Marks
                              Title:   Vice President



--------------------------------------------------------------------------------
                              HELLER FINANCIAL, INC.,
                              as a Lender


                              By   /s/Dennis Graham
                                   ----------------------
                              Name:   Dennis Graham
                              Title:  Vice President


--------------------------------------------------------------------------------
                              NATIONAL CITY COMMERCIAL FINANCE, INC.,
                              as a Lender


                              By   /s/ Elizabeth M. Lynch
                                   -------------------------
                              Name:    Elizabeth M. Lynch
                              Title:   Senior Vice President


--------------------------------------------------------------------------------
                             TRANSAMERICA BUSINESS CREDIT CORPORATION,
                              as a Lender


                              By   /s/ Perry Vavoules
                                   --------------------------
                              Name:    Perry Vavoules
                              Title:   Senior Vice President


--------------------------------------------------------------------------------
                              JACKSON NATIONAL LIFE INSURANCE COMPANY, as a Lender

                              By:  PPM Finance Inc., as its Attorney-In-Fact


                              By   /s/James Curgone
                                   -------------------------
                              Name:   James Curgone
                              Title:  Vice President


--------------------------------------------------------------------------------
                              CITICORP USA, as a Lender


                              By   /s/ Miles D. McManus
                                   --------------------------
                              Name:    Miles D. McManus
                              Title:   Vice President

--------------------------------------------------------------------------------
                             CITIBANK, N.A., as an Issuing Bank


                              By   /s/Miles D. McManus
                                   --------------------------
                              Name:   Miles D. McManus
                              Title:  Vice President

--------------------------------------------------------------------------------
                              FINOVA CAPITAL CORPORATION, successor by merger to FREMONT FINANCIAL CORPORATION, as a Lender


                              By  /s/ Jeffrey Stanek
                                  -----------------------------
                              Name:   Jeffrey Stanek
                              Title:  Vice President, Team Leader


--------------------------------------------------------------------------------
                             LASALLE NATIONAL BANK,
                              as a Lender


                              By  /s/Robert Corsentino
                                  ----------------------------
                              Name:  Robert Corsentino
                              Title:


--------------------------------------------------------------------------------
                              SUMMIT BANK,
                              as a Lender


                              By  /s/Yuri Piltser
                                  -----------------------------
                              Name:  Yuri Piltser
                              Title:  V.P.